Exhibit 23

                    Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (No. 333-21469) and S-4 (No. 333-33167).




                                        /s/ Arthur Andersen LLP
                                        ----------------------------
                                        Arthur Andersen LLP



Washington, D.C.
September 29, 1997